Exhibit 10.5

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER TERMINATION AGREEMENT AND RELEASE

This MASTER TERMINATION AGREEMENT AND RELEASE (this “Agreement”), effective as of April 30, 2013 (the “Effective Date”), is by and among Lexington Insurance Company (the “Insurer”) and the parties listed on Schedule I hereto (the “LPIC Parties”).

W I T N E S S E T H:

WHEREAS, the Insurer and the applicable LPIC Parties entered into the insurance policies and the other transaction documents listed on Schedule II hereto (including any ancillary documents not listed on Schedule II) and, in each case, as amended, supplemented or otherwise modified through the Effective Date (collectively, the “LPIC Documents”);

WHEREAS, the Insurer holds various rights relating to the Covered Policies and the proceeds thereof (such rights, the “Policy Related Rights”) and the LPIC Parties continue to have various obligations to the Insurer under the terms of the LPIC Documents (the “LPIC Party Obligations”);

WHEREAS, the LPIC Parties are requesting that the Insurer release the Policy Related Rights, the LPIC Party Obligations and any other claims the Insurer may have or possess against the LPIC Parties relating to the LPIC Documents in return for the Release Payment, and the Insurer is willing to agree to grant such releases, subject to the terms and conditions of this Agreement; and

WHEREAS, the Insurer and the LPIC Parties wish to terminate the LPIC Documents and terminate all of the Insurer’s and the LPIC Parties’ remaining obligations thereunder.

NOW, THEREFORE, in consideration of the promises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. To the extent capitalized terms are used in this Agreement but not specifically defined herein, such terms shall have the same meaning as in the LPIC Documents.

2. Subject to Section 4, each LPIC Party does hereby on its own behalf and on behalf of its affiliates and its and their respective current and former employees, officers, directors, shareholders, controlling persons, independent contractors, agents, advisors, attorneys, principals, representatives, transferees, subrogees, participants, executors, administrators, trustees, fiduciaries, beneficiaries and assigns (each an “LPIC Party Releasor” and collectively, the “LPIC Party Releasors”), and each of them, hereby fully and unconditionally releases, remises, aquits and forever discharges the Insurer, its current and former parent company(ies), subsidiaries, divisions, affiliates, assigns, predecessor and successor companies, members, employees, officers, directors, shareholders, independent contractors, agents, attorneys, principals, representatives, transferees, subrogees, executors, administrators, trustees, fiduciaries, beneficiaries and assigns, and each of them, including, in the case of natural persons, both in their individual and any corporate, representative or other capacity(s) (collectively, the “Insurer Releasees”) of and from any and all past, present or future claims (including claims for indemnification or contribution), cause of actions, rights, suits, debts, due charges, complaints, obligations (monetary and non-monetary), promises, demands, liabilities, disputes, controversies, damages and expenses (including attorneys’ fees and costs) of any nature whatsoever, in law or in equity, contract, tort or other legal theory, whether known or unknown, fixed or contingent, foreseen or unforeseen, asserted or unasserted, whether previously existing, currently existing or arising in the future, whether under federal or state or other law, based upon, arising out of or related to the Covered Policies, Covered Loans or LPIC Documents (including, without limitation, any agreements, documents or instruments not listed on Schedule IV hereto) or any transactions insured or arising thereunder or any related acts, failures to act, misrepresentations, misstatements, facts, events, transactions or occurrences, which the Insurer Releasors now have, claim to have, or may have in the future against the Insurer Releasees (“LPIC Claims”). It is the intention of the parties hereto that this release operate as a full and final settlement of the Insurer Releasees’ past, current and future liabilities to the LPIC Party Releasors under, in connection with or relating to the LPIC Documents, Covered Policies or Covered Loans or any transactions insured or arising thereunder or any related acts, failures to act, misrepresentations, misstatements, facts, events, transactions or occurrences regardless of whether the LPIC Party Releasors may discover facts in addition to or different from those which the LPIC Party Releasors know or believe to be true with respect to such matters. Each LPIC Party acknowledges and agrees that there may be development on reported claims and/or known claims and/or future liabilities under the LPIC Documents which such LPIC Party is releasing hereunder.

3. Subject solely to Section 4 and receipt by the Insurer of counterparts to this Agreement signed by each LPIC Party, the Insurer does hereby release the Policy Related Rights, the LPIC Party Obligations (including any rights or obligations that are stated to survive the termination of the LPIC Documents under which they exist) and any other rights that the Insurer may have in connection with the Policy Rights, including, without limitation, any and all rights that may arise out of any agreements, documents or instruments not set forth on Schedule II hereto. For the avoidance of doubt, the policies listed on Schedule IV hereto are Covered Policies. Subject to Section 4 and receipt by the Insurer of counterparts to this Agreement signed by each LPIC Party, the Insurer, on its own behalf and on behalf of its current and former employees, officers, directors, shareholders, controlling persons, independent contractors, agents, advisors, attorneys, principals, representatives, transferees, subrogees, participants, executors, administrators (including claims administrators), trustees, fiduciaries, beneficiaries and assigns (“Insurer Releasors”), and each of them, hereby fully and unconditionally releases, remises, aquits and forever discharges each LPIC Party, its current and former parent company(ies), subsidiaries, divisions, affiliates, assigns, predecessor and successor companies, members, employees, officers, directors, shareholders, independent contractors, agents, attorneys, principals, representatives, transferees, subrogees, executors, administrators, trustees, fiduciaries, beneficiaries and assigns, and each of them, including, in the case of natural persons, both in their individual and any corporate, representative or other capacity(s) (collectively, the “LPIC Party Releasees”) of and from any and all past, present or future claims (including claims for indemnification or contribution), cause of actions, rights, suits, debts, due charges, complaints, obligations (monetary and non-monetary), promises, demands, liabilities, disputes, controversies, damages and expenses (including attorneys’ fees and costs) of any nature whatsoever, in law or in equity, contract, tort or other legal theory, whether known or unknown, fixed or contingent, foreseen or unforeseen, asserted or unasserted, whether previously existing, currently existing or arising in the future, whether under federal or state or other law, based upon, arising out of or related to the Covered Policies, Covered Loans or LPIC Documents or any transactions insured or arising thereunder or any related acts, failures to act, misrepresentations, misstatements, facts, events, transactions or occurrences, which the Insurer Releasors now have, claim to have, or may have in the future against the LPIC Party Releasees (“Insurer Claims”). It is the intention of the parties hereto that this release operate as a full and final settlement of the LPIC Party Releasees’ past, current and future liabilities to the Insurer Releasors under, in connection with or relating to the LPIC Documents, Covered Policies or Covered Loans or any transactions insured or arising thereunder or any related acts, failures to act, misrepresentations, misstatements, facts, events, transactions or occurrences regardless of whether the Insurer Releasors may discover facts in addition to or different from those which the Insurer Releasors know or believe to be true with respect to such matters.

4. The LPIC Documents will automatically terminate upon receipt by the Insurer of the Release Payment as contemplated below and receipt by the Insurer of counterparts to this Agreement signed by each LPIC Party. It is an express condition precedent to the effectiveness of the releases set forth in Sections 2 and 3, the covenant not to sue set forth in Section 5 and the effectiveness of the termination of the LPIC Documents that the Insurer shall have received from or on behalf of the LPIC Parties, $48,500,000 the (“Release Payment”) via wire transfer in immediately available funds to the account of the Insurer forth on Schedule III as consideration for such releases. This Agreement will terminate without any further action and the releases set forth in Sections 2 and 3, the covenant not to sue set forth in Section 5 and the termination of the LPIC Documents will not become effective if the Insurer does not receive the full Release Payment as specified in the immediately preceding sentence and counterparts to this Agreement signed by each LPIC Party on or before the Effective Date.

5. Except to enforce this Agreement, including, without limitation, Sections 2 and 3 hereinabove, each LPIC Party, on its own behalf and on behalf of the LPIC Party Releasors, agrees never to file or make, or permit to be filed or made on their behalf, or any one of them, any lawsuit, arbitration, charge, complaint, or other claim asserting any LPIC Claims against any Insurer Releasee and the Insurer, on its own behalf and on behalf of the Insurer Releasors, agrees never to file or make, or permit to be filed or made on their behalf, or any one of them, any lawsuit, arbitration, charge, complaint, or other claim asserting any Insurer Claims against any LPIC Party Releasee. This Agreement may and shall be pled by the LPIC Party Releasees or the Insurer Releasees, or any of them, as a full and complete defense to, and may be used as a basis for an injunction against and the immediate dismissal of any action, suit, arbitration, or other proceeding that may be instituted, prosecuted, or maintained against the LPIC Party Releasees or the Insurer Releasees, or any of them, in breach thereof. If any LPIC Party Releasor hereto files or makes, or permits to be filed or made on their behalf, a lawsuit, arbitration, charge, complaint, or other claim asserting any LPIC Claims against any Insurer Releasee or any Insurer Releasor hereto files or makes, or permits to be filed or made on their behalf, a lawsuit, arbitration, charge, complaint, or other claim asserting any Insurer Claims against any LPIC Party Releasee, such lawsuit, arbitration, charge, complaint, or other claim shall immediately be dismissed with prejudice, the provisions of this Agreement shall remain in full force and effect, and the filing or asserting party shall be liable to the other party or releasee, or any of them, for all costs, expenses, and attorneys’ fees incurred in defending against such lawsuit, arbitration, charge, complaint, or other claim.

6. Each of the parties represents and warrants that (i) it has not assigned, transferred, or otherwise conveyed to any third party any rights or claims within the scope of the above releases discussed herein, and (ii) this Agreement is being executed by such party’s duly authorized representative.

7. This Agreement shall inure to the benefit of and be binding solely upon the parties hereto and their successors and assigns and is not intended to create any third party beneficiaries other than (i) with respect to the releases set forth in Sections 2 and 3 and the covenant not to sue set forth in Section 5, the Insurer Releasees and the LPIC Party Releasees and (ii) with respect to the releases set forth in the first sentence of Section 3 and the termination set forth in the first sentence of Section 4, White Eagle Asset Portfolio, LLC (an affiliate of Imperial Holdings, Inc.), as borrower, CLMG Corp., as administrative agent pursuant to that certain Loan and Security Agreement, dated as of the date hereof, under which certain advances will be used to make a portion of the Release Payment, and the lenders under such Loan and Security Agreement and their respective successors, assigns and pledgees thereunder.

8. This Agreement contains the full and complete understanding and agreement between the parties hereto with respect to the subject matter hereof, and the parties acknowledge that none are entering into this Agreement in reliance upon any term, condition, representation or warranty not stated herein and that this Agreement replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof. The Insurer and LPIC Parties further waive any and all claims that this Agreement was induced by any misrepresentation or non-disclosure and knowingly waive any and all rights to rescind or avoid this Agreement based upon presently existing facts, known or unknown. Each party hereto acknowledges that it is aware that it, or its attorneys, may hereafter discover facts different from or in addition to those which it or its attorneys now know or believe to be true with respect to the matters released, and the parties hereto agree that the releases in Section 2 and 3 shall be and remain in effect as a full and complete release of the parties released notwithstanding any such different or additional facts.

9. The parties to this Agreement understand and agree that this Agreement has been negotiated at arm’s length and on equal footing as between the LPIC Parties and the Insurer, that such parties are sophisticated, and that such parties fully understand and agree to all the terms and conditions contained in this Agreement. Accordingly, in any dispute concerning the meaning of this Agreement, or any term or condition hereof, such dispute shall be resolved without any presumption or rule of construction in favor of any party or any related or similar doctrine.

10. This Agreement may not be modified or amended except in a written instrument agreed to and signed by the parties.

11. This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law provisions thereof (other than Section 5-1401 and 5-1402 of the New York General Obligations Law).

12. No waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the waiving party. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

13. If any term, covenant, warranty, or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms, covenants, warranties and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

14. Each party agrees to execute and deliver all such other documents or agreements and to take all such other action as may be reasonably necessary or desirable to further effectuate the purposes and intent of this Agreement.

15. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) sent by facsimile, with confirmation of delivery within one (1) business day, or (iv) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, as follows:

To the Insurer:

Lexington Insurance Company

180 Maiden Lane, 19th Floor

New York, New York 10038

Facsimile:

Attn:

To Imperial Holdings, Inc. or any of its affiliates:

Imperial Holdings, Inc.

701 Park of Commerce Blvd., Suite 301

Boca Raton, Florida 33487

Attention:

Facsimile:

To CTL Holdings, LLC:

c/o Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, New York 10019-6142

Attention:

Facsimile:

All notices shall be deemed to have been given on the date that the same shall have been delivered in accordance with the provisions of this Section 15. Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of two (2) days’ prior notice thereof to the other parties.

16. In the event it is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to recover the costs of such action, including reasonable attorneys’ fees.

17. This Agreement may be executed in counterparts, all of which when taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by PDF file (portable document format file) shall be as effective as delivery of a manually executed counterpart of this Agreement.

[ THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

LEXINGTON INSURANCE COMPANY			IMPERIAL HOLDINGS, INC. (fka Imperial Holdings LLC)

By:	/s/ Martin H. Scherzer		By:	/s/ Antony Mitchell
	Name:	Martin H. Scherzer		Name:	Antony Mitchell
	Title:	Authorized Representative		Title:	Chief Executive Officer

IMPERIAL PFC FINANCING, LLC			IMPERIAL PFC FINANCING II, LLC
By:	Imperial Premium Finance, LLC, its sole member		By:	Imperial Premium Finance, LLC, its sole member
By:	Imperial Holdings, Inc., its sole member		By:	Imperial Holdings, Inc., its sole member

By:	/s/ Antony Mitchell		By:	/s/ Antony Mitchell
	Name:	Antony Mitchell		Name:	Antony Mitchell
	Title:	Chief Executive Officer		Title:	Chief Executive Officer

IMPERIAL LIFE FINANCING II, LLC			IMPERIAL PREMIUM FINANCE, LLC
By:	Imperial Premium Finance, LLC, its sole member		By:	Imperial Holdings, Inc., its sole member
By:	Imperial Holdings, Inc., its sole member

By:	/s/ Antony Mitchell		By:	/s/ Antony Mitchell
	Name:	Antony Mitchell		Name:	Antony Mitchell
	Title:	Chief Executive Officer		Title:	Chief Executive Officer

IMPERIAL LIFE & ANNUITY SERVICES, LLC			CTL HOLDINGS, LLC
By:	Imperial Holdings, Inc., its sole member

By:	/s/ Antony Mitchell		By:	/s/ Beverly Gross
	Name:	Antony Mitchell		Name:	Beverly Gross
	Title:	Chief Executive Officer		Title:	Vice President

Schedule I

LPIC Parties

1)	Imperial Holdings, Inc. (fka Imperial Holdings LLC)

2)	Imperial PFC Financing, LLC

3)	Imperial PFC Financing II, LLC

4)	Imperial Life Financing II, LLC

5)	Imperial Life & Annuity Services, LLC

6)	Imperial Premium Finance, LLC

7)	CTL Holdings, LLC

Schedule II

LPIC Documents

1)	Lender Protection Insurance Policy No. 7113477 issued by the Insurer to CTL Holdings, LLC.

2)	Letter Agreement between the Insurer and Imperial Holdings LLC dated December 27, 2007.

3)	LPIC Services and Remarketing Agreement between the Insurer and Imperial Life & Annuity Services, LLC dated as of December 27, 2007.

4)	Lender Protection Insurance Policy No. 7113481 issued by the Insurer to Imperial PFC Financing, LLC.

5)	Omnibus Claims Settlement Agreement between the Insurer and Imperial PFC Financing, LLC dated as of September 8, 2010.

6)	Amended and Restated Servicing Agreement among Portfolio Servicing Financing Company, Imperial PFC Financing, LLC and the Insurer dated as of September 8, 2010.

7)	Deposit Account Control Agreement among Wells Fargo Bank, N.A., Imperial PFC Financing, LLC and the Insurer dated as of September 8, 2010.

8)	Collateral Agency Agreement among Portfolio Servicing Financing Company, Imperial PFC Financing, LLC, Imperial Premium Finance, LLC and the Insurer, dated as of September 8, 2010.

9)	Pledge and Security Agreement between Imperial PFC Financing, LLC and the Insurer dated as of September 8, 2010.

10)	Pledge and Security Agreement between Imperial Premium Finance, LLC and the Insurer dated as of September 8, 2010.

11)	Letter Agreement between the Insurer and Imperial Holdings LLC dated August 7, 2008.

12)	LPIC Services and Remarketing Agreement between the Insurer and Imperial Life & Annuity Services, LLC dated as of August 7, 2008.

13)	Lender Protection Insurance Policy No. 7113486 issued by the Insurer to Imperial Life Financing II, LLC.

14)	Letter Agreement among the Insurer, National Fire & Marine Insurance Company and Imperial Holdings LLC dated March 13, 2009.

15)	LPIC Services and Remarketing Agreement among the Insurer, National Fire & Marine Insurance Company and Imperial Life & Annuity Services, LLC dated as of March 13, 2009.

16)	Lender Protection Insurance Policy No. 7113491 issued by the Insurer to Imperial PFC Financing II, LLC.

17)	Letter Agreement among the Insurer, National Fire & Marine Insurance Company and Imperial Holdings LLC dated September 14, 2009.

18)	LPIC Services and Remarketing Agreement among the Insurer, National Fire & Marine Insurance Company and Imperial Life & Annuity Services, LLC dated as of September 14, 2009.

19)	Letter Agreement between the Insurer and Imperial Holdings, Inc., dated January 7, 2013.

20)	Consent Letter Agreement among the Insurer, Imperial Holdings, Inc. and Imperial PFC Financing, LLC, dated February 8, 2013.

Schedule III

Insurer Account Information

Wire Information:

Bank Name: Wells Fargo Bank

Account Name:

Account Number:

ABA Number:

Swift Code:

Reference:

Bank Contact Person:

Email:

Phone:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule IV

Covered Policies

Internal ID	Quote Internal ID	Insured Life Last Name	Insured Life First Name	Policy #	Insurance Company	LPIC Certificate Number	Death Benefit	Loan Number
88	91	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
102	105	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
105	108	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
147	152	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
160	166	[*]	[*]	[*]	[*]	[*]	1,200,000.00	[*]
167	173	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
1131	1295	[*]	[*]	[*]	[*]	[*]	5,900,000.00	[*]
1701	1908	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
2027	2291	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
2153	2420	[*]	[*]	[*]	[*]	[*]	4,500,000.00	[*]
2165	2428	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
2458	2744	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
2568	2852	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
2885	2260	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]
2909	3170	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
2946	1934	[*]	[*]	[*]	[*]	[*]	2,300,000.00	[*]
3291	3543	[*]	[*]	[*]	[*]	[*]	15,000,000.00	[*]
3449	3684	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
3822	4056	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
3984	4225	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
4004	4247	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
4119	4196	[*]	[*]	[*]	[*]	[*]	3,500,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4227	4459	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
4263	4492	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
4875	5093	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
4910	5131	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
4980	5011	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
5077	5293	[*]	[*]	[*]	[*]	[*]	2,345,000.00	[*]
5143	5362	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
5152	5371	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
5311	5533	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
5424	5631	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
5440	5666	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
5459	5685	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
5512	5754	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
5513	5755	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
5659	5901	[*]	[*]	[*]	[*]	[*]	5,600,000.00	[*]
5803	6046	[*]	[*]	[*]	[*]	[*]	2,173,000.00	[*]
5863	4396	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
5963	6207	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
5992	6237	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
6173	6228	[*]	[*]	[*]	[*]	[*]	3,500,000.00	[*]
6696	6937	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
6810	7050	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
6875	7115	[*]	[*]	[*]	[*]	[*]	1,200,000.00	[*]
7309	7550	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
7564	7806	[*]	[*]	[*]	[*]	[*]	1,800,000.00	[*]
7953	8194	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
7982	8223	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
8022	8263	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
8478	8722	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
8574	8818	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8590	8834	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
9391	9642	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
10057	10313	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
10208	10464	[*]	[*]	[*]	[*]	[*]	9,000,000.00	[*]
10440	10700	[*]	[*]	[*]	[*]	[*]	2,700,000.00	[*]
10444	10704	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
10479	10739	[*]	[*]	[*]	[*]	[*]	7,500,000.00	[*]
10508	10769	[*]	[*]	[*]	[*]	[*]	15,000,000.00	[*]
10602	10864	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
10723	10985	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
10824	11086	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
10984	11246	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
10991	11253	[*]	[*]	[*]	[*]	[*]	4,500,000.00	[*]
10996	11258	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
11002	11264	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11081	11343	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
11299	11563	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11338	11603	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
11413	11681	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
11450	11718	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11514	11782	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11518	11786	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11520	11788	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11823	12099	[*]	[*]	[*]	[*]	[*]	2,250,000.00	[*]
11983	12261	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
12226	12506	[*]	[*]	[*]	[*]	[*]	1,400,000.00	[*]
12395	12675	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
12401	12681	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
12403	12683	[*]	[*]	[*]	[*]	[*]	7,500,000.00	[*]
12404	12684	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12405	12685	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
12406	12686	[*]	[*]	[*]	[*]	[*]	1,750,000.00	[*]
12407	12687	[*]	[*]	[*]	[*]	[*]	1,300,000.00	[*]
12408	12688	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
12409	12689	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
12410	12690	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
12412	12692	[*]	[*]	[*]	[*]	[*]	1,379,000.00	[*]
12414	12694	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
12416	12696	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
12417	12697	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
12425	12705	[*]	[*]	[*]	[*]	[*]	826,000.00	[*]
12426	12706	[*]	[*]	[*]	[*]	[*]	9,000,000.00	[*]
12427	12707	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
12455	12735	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
12493	12774	[*]	[*]	[*]	[*]	[*]	20,000,000.00	[*]
12543	12824	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
12581	12862	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
12592	12873	[*]	[*]	[*]	[*]	[*]	777,350.00	[*]
12601	12882	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
12607	12888	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
12620	12901	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
12631	12912	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
12632	12913	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
12639	12920	[*]	[*]	[*]	[*]	[*]	830,000.00	[*]
12642	12923	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
12645	12926	[*]	[*]	[*]	[*]	[*]	2,405,000.00	[*]
12671	12952	[*]	[*]	[*]	[*]	[*]	6,000,000.00	[*]
12721	13002	[*]	[*]	[*]	[*]	[*]	775,000.00	[*]
12736	13017	[*]	[*]	[*]	[*]	[*]	2,128,000.00	[*]
12737	13018	[*]	[*]	[*]	[*]	[*]	1,955,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12739	13020	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]
12898	13180	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
12900	13182	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
12901	13183	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
12902	13184	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
12948	13230	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13136	13420	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
13255	13541	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
13343	13629	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13355	13641	[*]	[*]	[*]	[*]	[*]	9,700,000.00	[*]
13356	13642	[*]	[*]	[*]	[*]	[*]	7,784,000.00	[*]
13357	13643	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
13358	13644	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
13359	13645	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
13360	13646	[*]	[*]	[*]	[*]	[*]	9,800,000.00	[*]
13361	13647	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13363	13649	[*]	[*]	[*]	[*]	[*]	8,412,000.00	[*]
13364	13650	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
13365	13651	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13367	13653	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
13370	13656	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13374	13660	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
13375	13661	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
13376	13662	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
13401	13687	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
13443	13729	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13444	13730	[*]	[*]	[*]	[*]	[*]	1,100,000.00	[*]
13445	13731	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
13447	13733	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
13448	13734	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13451	13737	[*]	[*]	[*]	[*]	[*]	1,172,500.00	[*]
13459	13745	[*]	[*]	[*]	[*]	[*]	5,200,000.00	[*]
13465	13751	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
13492	13778	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
13495	13781	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13608	13894	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
13695	13945	[*]	[*]	[*]	[*]	[*]	2,025,000.00	[*]
13697	13942	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13709	13958	[*]	[*]	[*]	[*]	[*]	4,200,000.00	[*]
13710	13959	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
13779	14027	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
13841	14090	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
13844	14093	[*]	[*]	[*]	[*]	[*]	9,000,000.00	[*]
14071	14319	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
4534	4756	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
8950	9198	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
9432	9683	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
9542	9795	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
11342	11608	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
12418	12698	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
12494	12775	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
12876	13158	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
12877	13159	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13372	13658	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
13741	13989	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
4229	4461	[*]	[*]	[*]	[*]	[*]	5,500,000.00	[*]
3881	4110	[*]	[*]	[*]	[*]	[*]	4,500,000.00	[*]
4979	4830	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
5793	6035	[*]	[*]	[*]	[*]	[*]	3,500,000.00	[*]
7329	7571	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10977	11239	[*]	[*]	[*]	[*]	[*]	1,300,000.00	[*]
11177	11440	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11194	11457	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
12512	12793	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
9406	9657	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
11188	11451	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
13761	14009	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
14478	14726	[*]	[*]	[*]	[*]	[*]	4,500,000.00	[*]
15308	15551	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
16931	17173	[*]	[*]	[*]	[*]	[*]	9,000,000.00	[*]
17325	17566	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
17621	17861	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
18703	18941	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
19570	19808	[*]	[*]	[*]	[*]	[*]	6,500,000.00	[*]
19571	19809	[*]	[*]	[*]	[*]	[*]	6,500,000.00	[*]
19572	19810	[*]	[*]	[*]	[*]	[*]	6,500,000.00	[*]
19618	19856	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
20060	20296	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
20162	20398	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
21141	21360	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
21436	21655	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
21716	21935	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
22017	22236	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
22118	22337	[*]	[*]	[*]	[*]	[*]	6,000,000.00	[*]
22129	22348	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
23253	23471	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
23634	23852	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
23721	23939	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
23966	24184	[*]	[*]	[*]	[*]	[*]	3,500,000.00	[*]
24397	24614	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24822	25038	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
25033	25248	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
25772	25986	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
25816	26030	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
25930	26144	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
26032	26246	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
26289	26503	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
26332	26546	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
26501	26715	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
26940	27154	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
26991	27205	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
27073	27287	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
27216	27430	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
27759	27973	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
27888	28102	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
28661	28875	[*]	[*]	[*]	[*]	[*]	4,875,000.00	[*]
28777	28991	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
28942	29156	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
29126	29340	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
29127	29341	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
29128	29342	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
29129	29343	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
29130	29344	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
29455	29678	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
29571	29794	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
29591	29814	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
29858	30081	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
30070	30293	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
30149	30372	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
30244	30467	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

30440	30663	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
31185	31405	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
31336	31555	[*]	[*]	[*]	[*]	[*]	3,500,000.00	[*]
31405	31622	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
31596	31812	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
32234	32446	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
32883	33095	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
33156	33368	[*]	[*]	[*]	[*]	[*]	4,875,000.00	[*]
33380	33592	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
33875	34084	[*]	[*]	[*]	[*]	[*]	3,200,000.00	[*]
33932	34141	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
34872	35079	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
19553	19791	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
19261	19499	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
20340	20559	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
20963	21182	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
20988	21207	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
22333	22552	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
24196	24414	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
25496	25711	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
25657	25872	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
26228	26442	[*]	[*]	[*]	[*]	[*]	6,000,000.00	[*]
26256	26470	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
26454	26668	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
26642	26856	[*]	[*]	[*]	[*]	[*]	1,800,000.00	[*]
27226	27440	[*]	[*]	[*]	[*]	[*]	2,600,000.00	[*]
27302	27516	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
27573	27787	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
27702	27916	[*]	[*]	[*]	[*]	[*]	8,500,000.00	[*]
27938	28152	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27956	28170	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
35257	35464	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
21687	21906	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
22302	22521	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
24353	24570	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
24813	25029	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
25246	25461	[*]	[*]	[*]	[*]	[*]	3,500,000.00	[*]
25584	25799	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
28251	28465	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
29079	29293	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
29575	29798	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
30450	30673	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
33130	33342	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
34871	35078	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
325	355	[*]	[*]	[*]	[*]	[*]	630,000.00	[*]
474	535	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
490	552	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
554	639	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
556	641	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
742	871	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
979	1132	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
1066	1216	[*]	[*]	[*]	[*]	[*]	2,100,000.00	[*]
1095	1253	[*]	[*]	[*]	[*]	[*]	4,800,000.00	[*]
1216	1380	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
1225	1391	[*]	[*]	[*]	[*]	[*]	959,700.00	[*]
1315	1156	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
1450	1600	[*]	[*]	[*]	[*]	[*]	1,700,000.00	[*]
1478	1654	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
1495	1666	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
1507	1679	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1551	1723	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
1648	1846	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
1699	1749	[*]	[*]	[*]	[*]	[*]	2,538,000.00	[*]
1756	1524	[*]	[*]	[*]	[*]	[*]	2,855,000.00	[*]
1861	2090	[*]	[*]	[*]	[*]	[*]	8,990,000.00	[*]
1882	2054	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
1883	2063	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
1917	2158	[*]	[*]	[*]	[*]	[*]	4,505,000.00	[*]
1918	2159	[*]	[*]	[*]	[*]	[*]	892,000.00	[*]
1958	917	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
2046	2311	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
2118	1030	[*]	[*]	[*]	[*]	[*]	935,000.00	[*]
2120	2033	[*]	[*]	[*]	[*]	[*]	1,255,000.00	[*]
2121	2118	[*]	[*]	[*]	[*]	[*]	3,399,000.00	[*]
2198	2469	[*]	[*]	[*]	[*]	[*]	863,000.00	[*]
2352	2210	[*]	[*]	[*]	[*]	[*]	1,140,000.00	[*]
2368	2239	[*]	[*]	[*]	[*]	[*]	2,405,000.00	[*]
2390	2666	[*]	[*]	[*]	[*]	[*]	1,585,000.00	[*]
2460	2209	[*]	[*]	[*]	[*]	[*]	4,300,000.00	[*]
2483	992	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
2488	2171	[*]	[*]	[*]	[*]	[*]	1,150,000.00	[*]
2489	2240	[*]	[*]	[*]	[*]	[*]	1,034,000.00	[*]
2490	2320	[*]	[*]	[*]	[*]	[*]	945,000.00	[*]
2509	1159	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
2525	2807	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
2559	1853	[*]	[*]	[*]	[*]	[*]	7,140,000.00	[*]
2584	2060	[*]	[*]	[*]	[*]	[*]	840,000.00	[*]
2634	1232	[*]	[*]	[*]	[*]	[*]	17,700,000.00	[*]
2670	948	[*]	[*]	[*]	[*]	[*]	1,700,000.00	[*]
2672	2146	[*]	[*]	[*]	[*]	[*]	3,300,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2694	895	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
2785	2162	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
2792	2967	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
2818	1180	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
2822	1731	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
2824	2144	[*]	[*]	[*]	[*]	[*]	2,770,000.00	[*]
2825	2153	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
2827	2430	[*]	[*]	[*]	[*]	[*]	8,000,000.00	[*]
2829	2631	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
2854	1743	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
2856	2965	[*]	[*]	[*]	[*]	[*]	5,548,000.00	[*]
2919	1776	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
2920	1891	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
2921	1994	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
2923	2389	[*]	[*]	[*]	[*]	[*]	735,000.00	[*]
2932	3183	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
3044	2355	[*]	[*]	[*]	[*]	[*]	3,850,000.00	[*]
3121	1982	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
3205	1473	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
3223	3045	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
3234	1257	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
3270	3190	[*]	[*]	[*]	[*]	[*]	1,600,000.00	[*]
3347	2594	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
3395	3636	[*]	[*]	[*]	[*]	[*]	1,100,000.00	[*]
3396	3637	[*]	[*]	[*]	[*]	[*]	3,100,000.00	[*]
3424	1424	[*]	[*]	[*]	[*]	[*]	6,000,000.00	[*]
3425	3084	[*]	[*]	[*]	[*]	[*]	2,345,000.00	[*]
3439	3673	[*]	[*]	[*]	[*]	[*]	1,478,000.00	[*]
3460	2466	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
3645	3395	[*]	[*]	[*]	[*]	[*]	1,800,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3785	2838	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
3838	866	[*]	[*]	[*]	[*]	[*]	1,600,000.00	[*]
3844	4073	[*]	[*]	[*]	[*]	[*]	630,700.00	[*]
3914	4154	[*]	[*]	[*]	[*]	[*]	1,589,000.00	[*]
4232	4465	[*]	[*]	[*]	[*]	[*]	1,600,000.00	[*]
4364	4047	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
4466	1535	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
4508	3441	[*]	[*]	[*]	[*]	[*]	1,257,000.00	[*]
4975	5192	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
5049	5264	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
5074	5290	[*]	[*]	[*]	[*]	[*]	1,850,000.00	[*]
5154	5374	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
5238	5457	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
5621	5863	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
2263	499	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
5163	5383	[*]	[*]	[*]	[*]	[*]	1,000,000.00	[*]
488	550	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
4489	4713	[*]	[*]	[*]	[*]	[*]	3,450,000.00	[*]
5288	5510	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
8875	9120	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
9447	9698	[*]	[*]	[*]	[*]	[*]	9,000,000.00	[*]
12200	12480	[*]	[*]	[*]	[*]	[*]	7,850,000.00	[*]
12723	13004	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]
12945	13227	[*]	[*]	[*]	[*]	[*]	3,750,000.00	[*]
13021	13305	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
13354	13640	[*]	[*]	[*]	[*]	[*]	3,125,000.00	[*]
13471	13757	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
13528	13814	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
13589	13875	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
13626	13911	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13795	14043	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
13912	14160	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
13978	14226	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
14013	14261	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
14082	14330	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
14117	14365	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
14216	14464	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
14218	14466	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
14219	14467	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
14500	13929	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
14864	15107	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
14873	15116	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
15001	15244	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
15141	15384	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
15370	15613	[*]	[*]	[*]	[*]	[*]	1,800,000.00	[*]
16102	16345	[*]	[*]	[*]	[*]	[*]	1,500,000.00	[*]
16160	16403	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
16175	16418	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]
16176	16419	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
17138	17380	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
18266	18504	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
18631	18869	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
19107	19345	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
19333	19571	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
19909	20145	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
19973	20209	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]
21490	21709	[*]	[*]	[*]	[*]	[*]	1,758,713.00	[*]
11921	12199	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
15637	15880	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
18403	18641	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7699	7941	[*]	[*]	[*]	[*]	[*]	4,000,000.00	[*]
13020	13304	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
15439	15682	[*]	[*]	[*]	[*]	[*]	2,000,000.00	[*]
15494	15737	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]
15842	16085	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
16153	16396	[*]	[*]	[*]	[*]	[*]	7,000,000.00	[*]
16867	17109	[*]	[*]	[*]	[*]	[*]	10,000,000.00	[*]
21789	22008	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]
14248	14248	[*]	[*]	[*]	[*]	[*]	2,500,000.00	[*]
22551	22551	[*]	[*]	[*]	[*]	[*]	3,000,000.00	[*]
14086	14086	[*]	[*]	[*]	[*]	[*]	5,000,000.00	[*]